DEED OF TRUST

         THIS DEED OF TRUST is made this 22 day of April 1995, among the Trustor, BECKWORK, LLC, a Nevada limited liability company ("Borrower"), HYTK INDUSTRIES INC. ("Trustee"), and the Beneficiary, HYTK INDUSTRIES INC., a corporation organized and existing under the laws of the State of Nevada, whose address is 4582 S. Ulster St. Parkway, Suite 201, Denver, Colorado ("Lender").

         Borrower, in consideration of the indebtedness herein recited and the trust herein created, irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in the County of Clark, State of Nevada, and more particularly described as follows, to wit:

         The SE 1/4 of the SW 1/4 of the SE 1/4 of the SE 1/4 of Section 30, Township 21 South, Range 61 East, M.D.B.&M. Excepting therefrom the southerly 50.00 feet thereof, as conveyed to Clark County by deed recorded October 14, 1981 in Book 1475 as Document Number 1434187. The north 20.00 feet of the south 50.00 feet was vacated by Order of Vacation recorded January 17, 1982 in Book 1649, as Document Number 1608332.

which has the address of 3990 West Russell Road, Las Vegas, Nevada 89118 ("Property Address");

         Together with all improvements now or hereafter erected on the property, and all easements, rights, appurtenances, and rents (subject however to the rights and authorities given herein to Lender to collect and apply such rents), all of which shall be deemed to be and remain a part of the property covered by this Deed of Trust; and all of the foregoing, together with said property are hereinafter referred to as the "Property";

         To secure to Lender the repayment of the indebtedness of principal and interest evidenced by Borrower's note dated April 22, 1995 ("Note"), which Note is in the face amount of not less than $1,000, due and payable upon the sale of the Property; the payment of all other sums, with interest, advanced in accordance herewith to protect the security of this Deed of Trust; and the performance of the covenants and agreements of Borrower herein contained.

         Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to grant and convey the Property, and theat the Property is unencumbered, except for a mortgage or deed of trust dated May 9, 1985, and recorded at Book 2111 on May 16, 1985, as Instrument No. 2070053 of the official records of the County Recorder of Clark County, State of Nevada (herein "Senior Mortgage") and a second deed of trust issued to Charles Englert in the original amount of $200,000, other encumbrances of record. Borrower covenants that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to encumbrances of record.

         Borrower and Lender covenant and agree as follows:

         1. Payment of principal and interest. Borrower shall promptly pay when due the indebtedness evidenced by the Note and late charges as provided in the Note.

         2. Funds for taxes and insurances. Borrower shall be obligated to make such payments of yearly taxes and assessments only to the extent that Borrower makes such payments to the holder of the Senior Mortgage.

         3. Prior mortgages and deeds of trust; liens. Borrower shall perform all of the Borrower's obligations under the Senior Mortgage or any other security agreement with a lien which has priority over this Deed of Trust, including Borrower's covenants to make payments when due. Borrower shall pay all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any.

         4. Hazard insurance. Borrower shall keep the improvements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage," and such other hazards as Lender may require and in such amounts and for such periods as Lender may require.

         The insurance carrier providing the insurance shall be chosen by Borrower subject to approval by Lender; provided, that such approval shall not be unreasonably withheld. All insurance policies and renewals shall be in form acceptable to Lender and shall included a standard mortgage clause in favor of and in form acceptable to Lender. If the Senior Mortgagees do not hold the policies and renewals, the Lender shall have the right to do so.

         In the event of loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lender may make proof of loss if not made promptly by Borrower.

         If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply the insurance proceeds at Lender's option either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

         5. Preservation and maintenance of property. Borrower shall keep the Property in good repair and shall not commit waster or permit impairment or deterioration of the Property.

         6. Protection of lender's security. If Borrower fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially affects Lender's interest in the Property, then Lender, at Lender's options, upon notice to Borrower, may make such appearances, disburse such sums and take such action as is necessary to protect Lender's interest.

         Any amounts disbursed by Lender pursuant to this paragraph 6, with interest, at the Note rate, shall become additional indebtedness of Borrower secured by this Deed of Trust. Unless Borrower and Lender agree to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof. Nothing contained in this paragraph 6 shall require Lender to incur any expense or take any action.

         7. Inspection. Lender may make or cause to be made reasonable entries upon and inspections of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to lender's interest in the Property.

         8. Borrower not released; forbearance by lender not waiver. Extension of the time for payment or modification or amortization of the sums secured by this Deed of Trust granted by Lender to any successor in interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower and Borrower's successors in interest. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Deed of Trust by reason of any demand made by the original Borrower and Borrower's successors in interest. Any forbearance by Lender in exercising any right or remedy hereunder or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy.

         9. Successors and assigns bound; joint and several liability; co-signers. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 13.

         10. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be given by mailing such notice by certified mail addressed to Borrower at the Property Address or at such other address as Borrower may designate by notice to Lender, and (b) any notice to Lender shall be given by certified mail, return receipt requested, to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

         11. Governing law; severability. The state and local laws applicable to this Deed of Trust shall be the laws of the jurisdiction in which the Property is located. The foregoing sentence shall not limit the applicability of Federal law to this Deed of Trust. In the event that any provision of clause of this Deed of Trust or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given without the conflicting provision, and to this end the provisions of this Deed of Trust and the Note are declared to be severable.

         12. Borrower's copy. Borrower shall be furnished a conformed copy of the Note and of this Deed of Trust at the time of execution or after recordation.

         13. Transfer of property; assumption. If all or any part of the Property or an interest therein is sold or transferred by Borrower, excluding
(a) the creation of a lien or encumbrance subordinate to this Deed of Trust, (b) a transfer by devise, descent or by operation of law upon the death of a joint tenant, or (c) the grant of any leasehold interest of three years or less not containing an option to purchase, Lender may declare all of the sums secured by this Deed of Trust to be immediately due and payable.

         If Lender exercises such option to accelerate, Lender shall mail Borrower notice of acceleration in accordance with paragraph 10. Such notice shall provide a period of not less than ten days from the date the notice is mailed within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted by paragraph 14.

         14. Acceleration; remedies. Except as provided in paragraph 13, upon Borrower's breach of any covenant or agreement of Borrower in this Deed of Trust, including the covenants to pay when due any sums secured by this Deed of Trust, Lender prior to acceleration shall mail notice to Borrower as provided in paragraph 10 specifying: (1) the breach; (2) the action required to cure such breach; (3) a date, not less than ten days from the date the notice is mailed to Borrower, by which such breach must be cured; and (4) that failure to cure such breach on or before the date specified in the notice may result in acceleration of the sums secured by this Deed of Trust and sale of the Property. The notice shall further inform Borrower of the right to reinstate after the acceleration and the right to bring a court action to assert the nonexistence of a default or any other defense of Borrower to acceleration and sale. If the breach is not cured on or before the date specified in the notice, Lender, at Lender's option, may declare all of the sums secured by this Deed of Trust to be immediately due and payable without further demand and may invoke the power of sale and any other remedies permitted by applicable law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this paragraph 14, including, but not limited to, reasonable attorney's fees.

         If Lender invokes the power of sale, Lender shall execute or cause Trustee to execute a written notice of the occurrence of an event of default and of Lender's election to cause the Property to be sold and shall cause such notice to be recorded in each county in which the Property or some part thereof is located. Lender or Trustee shall mail copies of such notice in the manner prescribed by applicable law. Trustee shall give public notice of sale to the persons and in the manner prescribed by applicable law. After the lapse of such time as may be required by applicable law, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder at the time and place and under the terms designated in the notice of sale in one or more parcels and in such order as Trustee may determine. Trustee may postpone sale of all or any parcel of the Property by public announcement at the time and place of any previously scheduled sale. Lender or Lender's designee may purchase the Property at any sale.

         Trustee shall deliver to the purchaser a Trustee's deed conveying the Property so sold without any covenant or warranty, expressed or implied. The recitals in the Trustee's deed shall be prima facie evidence of the trust of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all reasonable costs and expenses of the sale, including, but not limited to, reasonable Trustee's and attorney's fees and costs of title evidence; (b) to pay Senior Mortgages and Deeds of Trust; (c) to all sums secured by this Deed of Trust; and (d) the excess, if any, to the person or persons legally entitled thereto.

         15. Borrower's right to reinstate. Notwithstanding Lender's acceleration of the sums secured by this Deed of Trust due to Borrower's breach, borrower shall have the right to have any proceedings begum by Lender to enforce this Deed of Trust discontinued at any time prior to five days before sale of the Property pursuant to the power of sale contained in this Deed of Trust or at any time prior to entry of a judgment enforcing this Deed of Trust if: (a) Borrower pays Lender all sums which would be then due under this Deed of Trust and the Note had no acceleration occurred; (b) Borrowers cure all breaches of any other covenants or agreements of Borrower contained in this Deed of Trust;
(c) Borrower pays all reasonable expenses incurred by Lender and Trustee in enforcing the covenants and agreements of Borrower contained in this Deed of Trust, and in enforcing Lender's and Trustee's remedies as provided in paragraph 15, including, but not limited to, reasonable attorney's fees; and (d) Borrower takes such action as Lender may reasonably require to assure that the lien of this Deed of Trust, Lender's interest in the Property and Borrower's obligation to pay the sums secured by this Deed of Trust shall continue unimpaired. Upon such payment and cure by Borrower, this Deed of Trust and the obligations secured hereby shall remain in full force and effect as if no acceleration had occurred.

         16. Assignment of rents; appoint of receiver; lender in possession. As additional security hereunder, Borrowers assign to Lender (subject to the senior rights of the Senior Mortgage and Senior Deed of Trust) the rents of the Property, provided that Borrower shall, prior to acceleration under paragraph 15 or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

         Upon acceleration under paragraph 14 or abandonment of the Property, Lender, in person, by agent or by judicially appointed receiver shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, Senior Mortgages and Senior Deeds of Trust and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

         17. Reconveyance. Upon payment of all sums secured by this Deed of Trust, Lender shall require Trustee to reconvey the Property and shall surrender this Deed of Trust and all notes evidencing indebtedness secured by this Deed of Trust to Trustee. Trustee shall reconvey the Property without warranty and without charge to the person or persons legally entitled thereto. Such person or persons shall pay all costs of recordation, if any.

         18. Substitute trustee. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

         19. Requests for notices. Borrower requests that copies of the notice of default and notice of sale be sent to Borrower's address which is 2957 S. Highland Drive, Las Vegas, Nevada 89109. Lender requests that copies of notices of foreclosure from the holder of the Senior Mortgage and any other lien which has priority over this Deed of Trust be sent to Lender's address, as set forth on page one of this Deed of Trust.

         In witness whereof Borrower has executed this Deed of Trust.

BECKWORK, LLC,
a Nevada limited liability company
By:  /s/ Gordon E. Beckstead                         By:  /s/ William E. Workman
Gordon E. Beckstead, Manager                         William E. Workman, Manager